Exhibit 10.1

Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT #5 TO THE COLLABORATION AND OPTION AGREEMENT

THIS AMENDMENT #5 TO THE COLLABORATION AND OPTION AGREEMENT (together with any appendices attached hereto, this “Amendment #5”) is made and entered into as of July 31, 2015 (the “Amendment #5 Effective Date”), by and between GlobeImmune, Inc., a Delaware corporation located at 1450 Infinite Drive, Louisville, Colorado 80027, United States of America (“GlobeImmune”), and Celgene Corporation, a Delaware corporation located at 86 Morris Avenue, Summit, New Jersey 07901, United States of America (“Celgene”). GlobeImmune and Celgene are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”

RECITALS

WHEREAS, GlobeImmune and Celgene are parties to the Collaboration and Option Agreement, effective as of May 14, 2009, as amended on November 6, 2009 (via Amendment #1 to the Collaboration and Option Agreement), February 9, 2010 (via Amendment #2 to the Collaboration and Option Agreement), June 16, 2011 (via Amendment #3 to the Collaboration and Option Agreement), and October 14, 2011 (via Amendment #4 to the Collaboration and Option Agreement) (collectively, the “Agreement”), which sets forth certain rights and obligations of both Parties relating to a certain collaboration, research and development activities for certain drug candidates and future drug programs;

WHEREAS, Celgene and GlobeImmune desire to revise and amend the Agreement to add the Collaboration Compound known as GI-6100 as a Drug Candidate under the Agreement and to remove the Collaboration Compound known as GI-3000 as a Drug Candidate under the Agreement;

WHERAS, Celgene and GlobeImmune desire to update various Collaboration and Option Agreement exhibits; and

WHEREAS, capitalized terms used herein but not defined herein shall have the definitions set forth in the Agreement.

AGREEMENT

NOW, THEREFORE, GlobeImmune and Celgene agree as follows:

1. Section 1.34 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.34 “Drug Candidate” means GI-4000, GI-6200, GI-6300, or GI-6100.”

2. Section 1.53 of the Agreement shall be deleted in its entirety and replaced with the following:

“1.48 “GI-6100” has the meaning set forth on Exhibit 1.34.”

3. Section 3.2.1 of the Agreement shall be deleted in its entirety and replaced with the following:

“3.2.1 Commencement of GlobeImmune Development Activities. GlobeImmune represents and warrants that GlobeImmune, as of the Effective Date, has initiated research and development activities for the Programs containing GI-4000 and GI-6200. GlobeImmune represents and warrants that GlobeImmune, as of the Amendment #3 Effective Date (as that term is defined in Amendment #3 to the Agreement), has initiated research activities for the Program containing GI-6300. GlobeImmune represents and warrants that GlobeImmune, as of the Amendment #5 Effective Date, has initiated research activities for the Program containing GI-6108, through a Cooperative Research and Development Agreement (NCI reference #02264), between GlobeImmune and The U.S. Department of Health and Human Services, as represented by National Cancer Institute, an Institute, Center, or Division of the National Institutes of Health, effective May 8, 2008, as amended August 8, 2011 and May 8, 2013 (the “CRADA”). After the Effective Date, GlobeImmune shall provide written notice to Celgene promptly after commencing any additional Development efforts for any Collaboration Compound. After exercise of a Celgene Program Option, upon the request of Celgene and agreement of GlobeImmune, in GlobeImmune’s sole discretion, GlobeImmune may conduct Development activities with respect to the applicable Celgene Development Compound.”

4. Section 6.2.3 of the Agreement (“Research and Development Milestones for Drug Candidates Other than the GI-4000 Program”) shall be deleted in its entirety and replaced with the following:

“6.2.3 Research and Development Milestones for Drug Candidates Other than the GI-4000 Program.

(a) GI-6200. The Parties agree that, in consideration of the research and Development work performed by GlobeImmune under this Agreement and the Option Agreement for the GI-6200 program, Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per each Program. Each payment will be made once regardless of how many Collaboration Compounds in the GI-6200 Program may achieve each milestone event.

Milestone Event for the GI-6200 Program	Payment
[*]	$[*]
[*]	$[*]
[*]	$[*]
Total For the GI-6200 Program	$60,000,000

(b) GI-6300. The Parties agree that, in consideration of the research and Development work performed by GlobeImmune under this Agreement and the Option Agreement for the GI-6300 Program Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per each Program. Each payment will be made once regardless of how many Collaboration Compounds in the GI-6300 Program may achieve each milestone event. If any milestone event relating to development (excluding Regulatory Approval milestones) is achieved, all previously listed development milestone events, if not already achieved, shall be considered to be simultaneously achieved.

Milestone Event for the GI-6300 Program	Payment
[*]*	$[*]
[*]	$[*]
[*]	$[*]
[*]	$[*]
[*]	$[*]
Total for the GI-6300 Program	$85,000,000

*For the avoidance of doubt, [*].

(c) GI-6100. If Celgene exercises the Celgene Program Option with respect to the Program containing GI-6100, in consideration of the research and Development work performed by GlobeImmune under this Agreement for the Program for GI-6100, Celgene will pay, within thirty (30) days following the date of achievement of each milestone below (or, if achievement of such milestone is within the control of GlobeImmune, within thirty (30) days following Celgene’s receipt of notice of the achievement of such milestone), to GlobeImmune the following milestone payments once each upon the achievement of the designated milestone events per the Program for GI-6100.  Each payment will be made once regardless of how many Collaboration Compounds in the GI-6100 Program may achieve each milestone event.  If any milestone event relating to development (excluding Regulatory Approval milestones) is achieved, all previously listed development milestone events, if not already achieved, shall be considered to be simultaneously achieved.

Milestone Event for the GI-6100 Program	Payment
[*]	$[*]
[*]	$[*]
[*]	$[*]
[*]	$[*]
[*]	$[*]
Total for the GI-6100 Program	$85,000,000

”

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

5. The following shall be added as a new Section 5.1.3 to the Agreement:

“5.1.3 CRADA Research License. Subject to the terms and conditions of this Agreement (including the reservation of rights in Sections 4.8 and 5.4, and the  payment by Celgene of all amounts as and when such amounts become due and payable under this Agreement), GlobeImmune hereby grants to Celgene and its Affiliates the non-exclusive, worldwide, nontransferable (except as provided in Section 13.4) and non-sublicensable license, under the Licensed Intellectual Property, solely as necessary to support research and development activities conducted by the NIH under the CRADA that pertain to certain Collaboration Compounds.  The Parties agree that, as of the Amendment #5 Effective Date, all of GlobeImmune’s rights in and obligations under the CRADA are being assigned to Celgene pursuant to the Assignment, Assumption and Consent Agreement between GlobeImmune, Celgene and the NIH.  The foregoing license shall automatically terminate upon any termination of the CRADA for any reason.”

6. Exhibit 1.34 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.34 set forth in Appendix A attached hereto.

7. Section 4 of Exhibit 1.68 of the Agreement (“Drug Candidate GI-3000”) shall be deleted in its entirety and replaced with the following:

“4) Drug Candidate - GI-6100

[*]

8. Pursuant to Section 8.2.8 of the Agreement, Exhibit 1.57 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.57 set forth in Appendix B attached hereto.

9. Pursuant to Section 8.2.8 of the Agreement, Exhibit 1.91 of the Agreement shall be deleted in its entirety and replaced with the Exhibit 1.91 set forth in Appendix C attached hereto.

10. Schedule A of the Agreement shall be deleted in its entirety and replaced with the Schedule A set forth in Appendix D attached hereto.

11. Schedule B of the Agreement shall be deleted in its entirety and replaced with the Schedule B set forth in Appendix E attached hereto.

12. Celgene hereby acknowledges and agrees that the Collaboration Compound known as GI-3000 shall not be deemed a Drug Candidate under the Agreement. GlobeImmune hereby acknowledges and agrees that (a) the Collaboration Compound known as GI-3000 may become a Future Program Compound under the Agreement (if the terms and conditions thereof of the Agreement are met) and remains subject to the terms and conditions of the Agreement, including the obligations of Section 5.6 of the Agreement; and (b) this Amendment #5 shall not be deemed a termination of the Program containing GI-3000 under the Agreement.

13. Except as otherwise amended by this Amendment #5, the Agreement shall remain in full force and effect as presently written, and the rights, duties, liabilities and obligations of the Parties, as presently constituted, will continue in full effect.

14. In the event of any conflict between the terms of the Agreement and this Amendment #5, the terms of this Amendment #5 shall govern but only to the extent necessary to accomplish its purpose.

15. This Amendment #5, together with the Agreement, constitutes the entire agreement between the Parties with respect to the subject matter contained therein and herein, supersedes and replaces any and all prior and contemporaneous understandings, arrangements and agreements, whether oral or written, with respect to such subject matter.

16. This Amendment #5 may be executed in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument. Signatures to this Amendment #5 transmitted by facsimile, by email in “portable document format” (“.pdf”), or by any other electronic means intended to preserve the original graphic and pictorial appearance of this Amendment #5 shall have the same effect as physical delivery of the paper document bearing original signature.

[Signature Page(s) Follows]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, GlobeImmune and Celgene have executed this Amendment #5 by their duly authorized representatives as of the Amendment #5 Effective Date.

GLOBEIMMUNE, INC.		CELGENE CORPORATION

By:	/s/ Timothy C. Rodell, M.D.	By:	/s/ Angus J. Grant
Name:	Timothy C. Rodell, M.D.	Name:	Angust J. Grant
Title:	President and CEO	Title:	Vice President, Business Dev.

[Signature Page to Amendment #5 to Collaboration and Option Agreement]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix A

Exhibit 1.34

Drug Candidates

GI-4000 means the series of Tarmogen products that express mutated Ras and/or one or more peptides thereof. GI-4014, GI-4015, GI-4016 and GI-4020 are part of the GI-4000 series and are the subject of [*].

GI-6200 means the series of Tarmogen products that solely express human carcinoembryonic antigen (CEA). GI-6207 is part of the GI-6200 series and means the single Tarmogen product that is the subject of [*], and that solely expresses human CEA having a N610D mutation.

GI-6100 means the series of Tarmogen products that express human MUC-1 antigen(s). GI-6108 is part of the GI-6100 series and is the single Tarmogen product that is the current lead product for the GI-6100 program.  GI-6108 is currently undergoing preclinical development at the National Institutes of Health under the terms of the CRADA.   As of the Amendment #5 Effective Date, GI-6108 is believed to be the specific product intended to be subject of [*], then it is understood such product shall become the Drug Candidate associated with the GI-6100 designation.

GI-6300 means the series of Tarmogen products that express brachyury. GI-6301 is part of the GI-6300 series and means the single Tarmogen product that is the subject of [*].

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix B

Exhibit 1.57

GlobeImmune Licensed Patent(s)

Patents and Patent Applications Owned or Co-Owned by GlobeImmune:

GI Docket No.	Application No. Filing Date	Country	Status	Owners or Co-Owners
[*]	[*]	[*]	[*]	[*]

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

GI Docket No.	Application No. Filing Date	Country	Status
[*]	[*]	[*]	[*]

Patents Licensed from National Institutes of Health:

Application No. Filing Date	Country	Status
[*]	[*]	[*]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix C

Exhibit 1.91

Platform Patents

Patents and Patent Applications Owned or Co-owned by GlobeImmune:

GI Docket No.	Application No. Filing Date	Country	Status
[*]	[*]	[*]	[*]

Patents and Patent Applications Licensed from The Regents of the University of Colorado:

GI Docket No.	Application No. Filing Date	Country	Status
[*]	[*]	[*]	[*]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix D

Schedule A

Third Party Agreement(s)

Agreements as of the Effective Date

“Cooperative Research and Development Agreement (CRADA) for Intramural-PHS Clinical Research” between GlobeImmune, Inc. and The U.S. Department of Health and Human Services, as represented by National Cancer Institute, an Institute, Center, or Division of the NIH, effective May 8, 2008, as amended August 8, 2011 and May 8, 2013.

“Materials Transfer Agreement” between GlobeImmune, Inc. and The Regents of the University of Colorado (James DeGregori, Ph.D., principal investigator), effective February 18, 2009, expired February 18, 2010.

“Materials Transfer Agreement” between GlobeImmune, Inc. and The Regents of the University of Colorado (James DeGregori, Ph.D., principal investigator), effective March 5, 2009, expired March 5, 2010.

[*]

Agreements Following the Effective Date

[*]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Appendix E

Schedule B

Third Party License Agreement(s)

The “CU Agreement”:

Agreement, effective as of May 30, 2006, between The Regents of The University of Colorado and GlobeImmune (as successor-in-interest to Ceres Pharmaceuticals, Ltd.), and the Restated Intellectual Property License Agreement, dated September 18, 1997 (restating the Intellectual Property License Agreement, dated September 18, 1997, as amended March 18, 1998, June 1, 2001, and October 16, 2003), among the Regents of the University of Colorado, The University License Equity Holdings, Inc. (as successor to University Technology Corporation), and GlobeImmune, each as amended May 5, 2009.

The “NIH License Agreements”:

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, dated June 12, 2007 (“Agonist and Antagonist Peptides of Carcinoembryonic Antigen (CEA)”), terminated effective July 10, 2015.

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, dated August 23, 2011 (“Combination Immunotherapy Compositions and Methods”).

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, dated January 3, 2012 (“Yeast Brachyury Immunotherapeutic Compositions”), as amended on November 9, 2014.

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, dated March 12, 2012 (“Yeast MUCI Immunotherapeutic Compositions and Uses Thereof”).

Patent License Agreement between GlobeImmune and the National Institutes of Health or the Food and Drug Administration (referred to as PHS), agencies of the United States Public Health Service within the Department of Health and Human Services, effective July 31, 2015 (“Identification and Characterization of HLA-A24 Agonist Epitopes of MUC1-Oncoprotein”).

[*]

Execution Copy

[*] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.